Exhibit 99.1 Total Investments September 30, 2019 MetLife, Inc.’s general account investment portfolio, as reported under U.S. GAAP, is presented below. Total Investments1 By U.S. GAAP Asset Type $471.9 Billion Fixed maturity securities 326.0 Equity securities 1.3 Contractholder-directed equity securities and fair value option securities 12.7 Mortgage loans2 79.0 Policy loans 9.7 Real estate and real estate joint ventures 10.2 Other limited partnership interests 7.5 Short-term investments 3.5 Other invested assets 22.0 1 As of September 30, 2019. At U.S. GAAP carrying value. Dollars in billions. 2 Includes commercial, agricultural and residential mortgage loans. metlife.com/investmentmanagement 1

Assets Under Management September 30, 2019

MetLife Investment Management manages Public Fixed Income, Private Capital and Real Estate assets for institutional investors worldwide by applying our deep asset class expertise to build tailored portfolio solutions. We also leverage the broader resources and 150-year history of MetLife to skillfully navigate markets.

Total Assets Under Management[1]

By Asset Type	$596.0 Billion
Public Corporates	$112.7
Mortgage Loans[2]	$104.5
Structured Products	$64.0
Foreign Government	$61.2
Private Corporates	$58.3
U.S. Government and Agency	$51.6
Cash and Short-Term Investments[3]	$26.0
Private Infrastructure	$24.3
Real Estate Equity[4]	$23.0
Common and Preferred Equity	$17.3
Emerging Market Debt	$14.5
Municipals	$13.5
Alternatives	$9.6
High Yield	$8.1
Bank Loans	$6.1
Middle Market Private Capital	$0.8
Private Asset-Backed Securities	$0.5

Institutional Client Assets Under Management[1]

Mandates Profile


4%
6%
16%
36%
319
Mandates
17%
21%

Institutional Client AUM

	$139.6 Billion
Insurance/Financial	$69.5
Sub-Advisory	$29.4
Corporate	$22.0
Public	$10.1
Commingled Fund[5]	$6.8
Other[6]	$1.8

Representative Capabilities

Private Capital

Private Asset-Backed Securities
Private Corporates
Private Infrastructure
Residential Whole Loans

Public Fixed Income

Bank Loans
Core Based Fixed Income
Corporate Fixed Income
Emerging Market Debt
High Yield
Long Duration Fixed Income
Municipals
Multi-Sector Fixed Income
Short Duration Fixed Income
Structured Products

Real Estate

Commercial Mortgage Loans
Real Estate Equity

Insurance Advisory

Index Strategies

[1] As of September 30, 2019. At estimated fair value. Dollars in billions.
[2] Represents Total Mortgage Loan AUM. Includes commercial, agricultural and residential mortgage loans.
[3] Includes cash equivalents.
[4] Represents Total Real Estate Equity AUM.
[5] Includes limited partnerships, collective trusts, mutual funds registered under the Investment Company Act and other vehicles offered or available to qualifying investors, including third parties and affiliates.
[6] Includes non-profit clients, Taft-Hartley pension fund clients and asset manager clients.

See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations.

MetLife Investment Management

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Explanatory Note on Non-GAAP Financial Information

In this Fact Sheet, MetLife presents certain measures relating to its assets under management ("AUM") that are not calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"). MetLife believes that these non-GAAP financial measures enhance the understanding of the depth and breadth of its investment management services and the comparability of its general account ("GA") investment portfolio, separate account ("SA") investment portfolios and unaffiliated/third party client investment portfolios. MetLife uses these measures to evaluate its asset management business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:	
(i)	Total AUM	(i)	Total Investments
(ii)	GA AUM	(ii)	Total Investments
(iii)	Total Mortgage Loan AUM	(iii)	Mortgage Loans
(iv)	GA Mortgage Loan AUM	(iv)	Mortgage Loans
(v)	Total Real Estate Equity AUM; and	(v)	Real Estate and Real Estate Joint Ventures; and
(vi)	GA Real Estate Equity AUM	(vi)	Real Estate and Real Estate Joint Ventures

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the tables below.

Our definitions of non-GAAP and other financial measures discussed herein may differ from those used by other companies.

Total Assets Under Management, General Account Assets Under Management and related measures:

Total Assets Under Management ("Total AUM") (as well as all other measures based on Total AUM, such as Total Mortgage Loan AUM and Total Real Estate Equity AUM) are comprised of GA AUM (or the respective measure based on GA AUM) plus Institutional Client AUM (or the respective measure based on Institutional Client AUM) (each, as defined below).

General Account Assets Under Management ("GA AUM") (as well as other measures based on GA AUM, such as GA Mortgage Loan AUM and GA Real Estate Equity AUM) are used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. GA AUM are comprised of GA Total Investments and cash and cash equivalents, excluding policy loans, other invested assets, contractholder-directed equity securities and fair value option securities, as substantially all of these assets are not actively managed in MetLife's GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from GA Real Estate Equity AUM and include them in GA Mortgage Loan AUM.

The following additional information is relevant to an understanding of our assets under management:

Institutional Client Assets Under Management ("Institutional Client AUM") (as well as other measures based on Institutional Client AUM, such as Institutional Client Mortgage Loan AUM and Institutional Client Real Estate Equity AUM) are comprised of SA AUM and TP AUM (each, as defined below) (or the respective portions of each of SA AUM and TP AUM). MIM manages Institutional Client AUM in accordance with client guidelines contained in each investment contract ("Mandates").

Separate Account Assets Under Management ("SA AUM") (as well as other measures based on SA AUM, such as SA Mortgage Loan AUM and SA Real Estate Equity AUM) are comprised of separate account investment portfolios of MetLife insurance companies (or the respective portions of such investment portfolios), which are managed by MetLife and included in MetLife, Inc.'s consolidated financial statements at estimated fair value.

Third Party Assets Under Management ("TP AUM") (as well as other measures based on TP AUM, such as TP Mortgage Loan AUM and TP Real Estate Equity AUM) are non-proprietary assets managed by MetLife on behalf of unaffiliated/third party clients (or the respective portions of TP AUM), which are stated at estimated fair value. TP AUM (as well as the other measures based on TP AUM) are owned by such unaffiliated/third party clients; accordingly, unaffiliated/third party non-proprietary assets are not included in MetLife, Inc.'s consolidated financial statements.

Additional information about MetLife's general account investment portfolio is available in MetLife, Inc.'s quarterly financial materials for the quarter ended September 30, 2019, which may be accessed through MetLife's Investor Relations web page at https://investor.metlife.com.

MetLife Investment Management

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Reconciliation of Total Investments to GA AUM and Total AUM ($ in Billions) 9/30/2019 Total Investments $471.9 >Plus Cash and Cash Equivalents 19.5 >Plus Fair Value Adjustment – Mortgage Loans 3.1 >Plus Fair Value Adjustment – Real Estate and Real Estate Joint Ventures 6.3 >Less Policy Loans 9.7 >Less Other Invested Assets 22.0 >Less Contractholder-Directed Equity Securities and Fair Value Option Securities 12.7 GA AUM $456.4 >Plus SA AUM 15.2 >Plus TP AUM 124.4 Institutional Client AUM $139.6 Total AUM $596.0 Total AUM - Sector Reconciliations ($ in Billions) 9/30/2019 Mortgage Loans $79.0 >Plus Fair Value Adjustment 3.1 >Plus Joint Venture Reclassification 0.9 GA Mortgage Loan AUM 83.0 >Plus SA Mortgage Loan AUM 0.0 >Plus TP Mortgage Loan AUM 21.5 Institutional Client Mortgage Loan AUM 21.5 Total Mortgage Loan AUM $104.5 Real Estate and Real Estate Joint Ventures $10.2 >Plus Fair Value Adjustment 6.3 >Plus Joint Venture Reclassification (0.9) GA Real Estate Equity AUM 15.6 >Plus SA Real Estate Equity AUM 0.0 >Plus TP Real Estate Equity AUM 7.4 Institutional Client Real Estate Equity AUM 7.4 Total Real Estate Equity AUM $23.0 L1119520171[exp0520][All States] One MetLife Way | Whippany, New Jersey 07981 © 2019 METLIFE, INC. 4